UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	June 15, 2015

              Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 12th Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

                    (212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Company’s Amended and Restated Certificate of Incorporation

On June 15, 2015, Hudson Global, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation as well as an Amended and Restated Certificate of Incorporation reflecting the Certificate of Amendment with the Secretary of State of the State of Delaware after the Company’s stockholders approved the Certificate Amendments (as defined below) on June 15, 2015 at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”). The Certificate of Amendment (1) accelerates the declassification of the Company’s board of directors and provides for the annual election of directors (the “Declassification Amendment”), (2) eliminates all stockholder supermajority voting requirements (the “Supermajority Voting Amendment”), (3) allows holders of at least 30% of the Company’s capital stock to request a special meeting of stockholders (the “Special Meeting Amendment”), (4) permits stockholder action by written consent (the “Written Consent Amendment”) and (5) includes a provision designed to protect the tax benefits of the Company’s net operating losses (the “NOL Protective Amendment” and, collectively, the “Certificate Amendments”).

The Declassification Amendment provides for the full declassification of the Company’s board of directors and results in all directors standing for annual elections commencing with the 2016 annual meeting of stockholders. The Declassification Amendment also provides that, until the 2016 annual meeting of stockholders, a director may be removed by the stockholders only “for cause” and, following the 2016 annual meeting of stockholders, a director may be removed by the Company’s stockholders, with or without cause, by the affirmative vote of the holders of a majority of the shares of the Company entitled to vote at an election of directors.

The Supermajority Voting Amendment provides for the elimination of all stockholder supermajority voting requirements in the Company’s Amended and Restated Certificate of Incorporation.

The Special Meeting Amendment allows holders of 30% of the voting power of the Company’s outstanding capital stock to request that the Chairman of the Board or Chief Executive Officer call a special meeting of stockholders, subject to the procedural requirements for calling a special meeting of stockholders set forth in the Company’s By-Laws.

The Written Consent Amendment permits stockholders to take action without a meeting by written consent, subject to the same approval thresholds that would be required to take the same action at a meeting of stockholders. The right to act by written consent is subject to certain procedural requirements for stockholder action set forth in the Company’s By-Laws.

The NOL Protective Amendment restricts certain transfers of the Company’s common stock in order to protect the tax benefits of the Company’s net operating loss carryforwards. The NOL Protective Amendment’s transfer restrictions generally restrict any direct or indirect transfers of the Company’s common stock that increase the direct or indirect ownership of the Company’s common stock by any Person (as defined in the NOL Protective Amendment) from less than 4.99% to 4.99% or more of the Company’s common stock, or increase the percentage of the Company’s common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of the Company’s common stock. Further, any direct or indirect transfer attempted in violation of the NOL Protective Amendment will be void as of the date of the prohibited transfer as to the purported transferee.

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Copies of the Certificate of Amendment and the Company’s Amended and Restated Certificate of Incorporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Amendments to the Company’s Amended and Restated By-Laws

The Company’s board of directors has approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws Amendments”) to set forth certain procedural requirements in connection with the Special Meeting Amendment and the Written Consent Amendment. The By-Laws Amendments did not require any stockholder action and became effective at the same time as stockholder approval of the Special Meeting Amendment and the Written Consent Amendment.

The By-Laws Amendments set forth the procedural requirements with which stockholders must comply to request the calling of a special meeting of stockholders. Such procedural requirements include, among other things, (i) the manner in which the record date is to be set to determine the Company’s stockholders entitled to request a special meeting, (ii) information required to be provided to the Company’s corporate secretary by stockholders requesting a special meeting and (iii) the manner in which stockholders may revoke a special meeting request. The By-Laws Amendments also specify when a special meeting requested by stockholders will not be held, including when (i) the request does not comply with the procedures for calling a special meeting of stockholders set forth in the Company’s By-Laws, (ii) the request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) the request relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “similar item”) for which a record date for a special meeting called by stockholders was previously fixed and such demand is delivered between the time beginning on the 61st day after such previous record date and ending on the one-year anniversary of such previous record date, (iv) a similar item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after the Company’s corporate secretary receives such request, (v) a similar item has been presented at the most recent annual meeting or at any special meeting held within the one-year period prior to the receipt by the Company’s corporate secretary of such request or (vi) the request is not accompanied by an agreement by the requesting stockholder or stockholders to reimburse the Company for the costs incurred in connection with the special meeting.

The By-Laws Amendments also set forth the procedural requirements with which stockholders must comply to act by written consent. Such procedural requirements include, but are not limited to, (i) a requirement that stockholders seeking to act by written consent request that the Company’s board of directors set a record date for determining stockholders eligible to act by written consent, (ii) a requirement that stockholders seeking to act by written consent agree to pay the costs incurred by the Company in connection with the action by written consent, (iii) the manner in which stockholders may revoke a request to act by written consent and (iv) a requirement that stockholders seeking to act by written consent provide certain information to the Company’s corporate secretary relating to the action by written consent, including a description of the corporate action desired to be taken.

Copies of the By-Laws Amendments and the Company’s By-Laws as amended and restated are filed as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 15, 2015. At the Annual Meeting, the following matters were submitted to a vote of the stockholders of the Company:

The Company’s stockholders elected the following directors to hold office until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified, subject to stockholders’ approval of the Declassification Amendment. The final votes with respect to the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Alan L. Bazaar	24,064,112	2,321,724	3,918,194
Stephen A. Nolan	17,871,292	8,514,544	3,918,194

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

14,927,187	11,174,750	283,899	3,918,194

The Company’s stockholders ratified the appointment of KPMG LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2015. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

28,542,956	1,760,162	912	0

The Company’s stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to accelerate the declassification of the Company’s board of directors and provide for the annual election of directors. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,314,802	70,454	580	3,918,194

The Company’s stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate all stockholder supermajority voting requirements. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,339,072	46,088	676	3,918,194

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The Company’s stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow holders of at least 30% of the Company’s outstanding capital stock to request a special meeting of stockholders. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,192,137	192,765	934	3,918,194

The Company’s stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit stockholder action by written consent. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,162,185	222,725	926	3,918,194

The Company’s stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating losses. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

21,609,597	4,775,461	778	3,918,194

The Company’s stockholders approved an amendment and restatement of the Hudson Global, Inc. Rights Agreement designed to protect the tax benefits of the Company’s net operating losses. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

24,875,313	1,509,745	778	3,918,194

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendments to Amended and Restated Certificate of Incorporation of Hudson Global, Inc.

(3.2)	Amended and Restated Certificate of Incorporation of Hudson Global, Inc.

(3.3)	Amendments to Amended and Restated By-Laws of Hudson Global, Inc.

(3.4)	Amended and Restated By-Laws of Hudson Global, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: June 16, 2015	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Chief Executive Officer and
Chief Financial Officer

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)	Amendments to Amended and Restated Certificate of Incorporation of Hudson Global, Inc.

(3.2)	Amended and Restated Certificate of Incorporation of Hudson Global, Inc.

(3.3)	Amendments to Amended and Restated By-Laws of Hudson Global, Inc.

(3.4)	Amended and Restated By-Laws of Hudson Global, Inc.

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